UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2007

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 6, 2007, Supertel Hospitality, Inc. filed a current report on Form 8-K to report on the acquisition on July 31, 2007 of two hotels from Budget Motels, Inc. This amendment is filed to provide the financial statements and pro forma financial information for the two hotels acquired from Budget Motels, Inc. and the four hotels previously acquired from Waterloo Hospitality, Inc.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined financial statements for the year ended October 31, 2006 for the six hotels are included as Exhibit 99.1 to this report and incorporated herein by reference. The unaudited combined financial statements for the three months ended January 31, 2007 for the six hotels are included as Exhibit 99.2 to this report and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information on the acquisition of the six hotels from Budget Motels, Inc. and Waterloo Hospitality, Inc. is included as Exhibit 99.3 to this report and incorporated herein by reference.

(c) Exhibits.

23.1	Consent of Cundiff & Associates, CPA, P.C.

99.1	Audited combined financial statements for the year ended October 31, 2006 for the six hotels acquired from Budget Motels, Inc. and Waterloo Hospitality, Inc.

99.2	Unaudited combined financial statements for the three months ended January 31, 2007 for the six hotels acquired from Budget Motels, Inc. and Waterloo Hospitality, Inc.

99.3	Pro forma financial information on the acquisition of six hotels from Budget Motels, Inc. and Waterloo Hospitality, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: October 16, 2007	By:	/s/ Donavon A. Heimes
	Name:	Donavon A. Heimes
	Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Cundiff & Associates, CPA, P.C.

99.1	Audited combined financial statements for the year ended October 31, 2006 for the six hotels acquired from Budget Motels, Inc. and Waterloo Hospitality, Inc.

99.2	Unaudited combined financial statements for the three months ended January 31, 2007 for the six hotels acquired from Budget Motels, Inc. and Waterloo Hospitality, Inc.

99.3	Pro forma financial information on the acquisition of six hotels from Budget Motels, Inc. and Waterloo Hospitality, Inc.